UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(312) 565-5700

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
January 1, 2012 is the Effective Date of the new Capital Plan for the Federal Home Loan Bank of Chicago (the “Bank”). The Capital Plan is intended to implement a new capital structure for the Bank mandated by the Gramm-Leach-Bliley Act of 1999. Under the Capital Plan, all outstanding shares of existing Bank capital stock, par value $100 per share, will be exchanged on the Effective Date for shares of new Class B stock, par value $100. Class B stock will consist of two subclasses denominated as Class B-1 stock and Class B-2 stock. Generally speaking, for those who wish to withdraw from membership in the Bank, the Class B stock will be redeemable, subject to certain conditions, only upon five years' notice to the Bank. Under the prior capital structure of the Bank, the redemption period for withdrawing members was six months. A copy of the Information Statement previously provided to stockholders containing the text of the Capital Plan, along with detailed information regarding the exchange of capital stock and the material features of the Capital Plan, as well as a description of the various material differences between the new Class B capital stock and the existing capital stock of the Bank, was furnished as Exhibit 99.1 to the Bank's Current Report on Form 8-K dated October 17, 2011, and is incorporated herein by reference.

This Current Report contains forward-looking statements which are based upon the Bank's current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the Bank's ability to stabilize its capital base as it implements a new capital structure, including its ability to successfully convert its capital stock, the Bank's ability to implement the repurchase plan and to meet required conditions to repurchase or redeem capital stock from its members, including maintaining compliance with its minimum regulatory capital requirements and determining that its financial condition is sound enough to support such repurchases, and the risk factors set forth in the Bank's periodic filings with the Securities and Exchange Commission, which are available on the Bank's website at www.fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this Current Report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Federal Home Loan Bank of Chicago Capital Plan Information Statement (incorporated by reference to Exhibit 99.1 to the Bank's Current Report on Form 8-K dated October 17, 2011).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: December 30, 2011	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary